SCHEDULE 14A
                                  Information Required in Proxy Statement

                                         SCHEDULE 14A INFORMATION
                                 Proxy Statement Pursuant to Section 14(a)
                                   of the Securities Exchange Act of 1934


Filed by the Registrant:                 Lilly Industries, Inc.

Filed by a Party other than the Registrant:

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                                          Lilly Industries, Inc.
                             (Name Of Registrant As Specified In Its Charter)
                                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
        14a-6(j)(2)
[ ]     $500 per each party to the controversy pursuant to Exchange
        Act Rule 14a-6-(i)(3)
[ ]     Fee computed on table below per Exchange Act Rules 14a-
        6(i)(4) and 0-11
        (1)     Title of each class of securities to which transaction
                applies:            N/A
        (2)     Aggregate number of securities to which transaction
                applies:            N/A
        (3)     Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11:     N/A
        (4)     Proposed maximum aggregate value of transaction:
                N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the
        Form or Schedule and the date of its filing.       N/A
        (1)     Amount Previously Paid:
        (2)     Form, Schedule or Registration Statement No.:
        (3)     Filing Party:
        (4)     Date Filed:




                                          LILLY INDUSTRIES, INC.



                                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                         To Be Held April 21, 1994



        The Annual Meeting of Shareholders of Lilly Industries, Inc., an Indiana corporation (the "Company"), will be held at One Indiana Square, Ohio and Pennsylvania Streets, Indianapolis, Indiana in the 5th Floor Auditorium on Thursday, April 21, 1994 at 10:00 A.M., local time, for the following purposes:

        1.      To elect ten directors.

        2. To transact such other business as may properly come before the meeting.

        The Board of Directors has established the close of business on February 18, 1994 as the record date for determining shareholders entitled to notice of and to vote at the meeting.



                                  BY ORDER OF THE BOARD OF DIRECTORS



                                         Roman J. Klusas, Secretary

March 17, 1994









                                       YOUR VOTE IS IMPORTANT
                             Even if you plan to attend the meeting,
                         we urge you to mark, sign and date the enclosed
                      proxy and return it promptly in the enclosed envelope.





                                              PROXY STATEMENT

        The enclosed proxy is solicited by the Board of Directors of Lilly Industries, Inc., an Indiana corporation (the "Company"),
733 South West Street, Indianapolis, Indiana 46225, for use at the Annual Meeting of Shareholders to be held on April 21, 1994 and at any adjournment thereof. This Proxy Statement and the enclosed proxy were mailed on or about March 17, 1994.

        All shares represented by the enclosed proxy will be voted at the meeting in accordance with the instructions given by the shareholder. If no instruction is given, the shares will be voted in favor of the actions recommended by the Board of Directors and, in the absence of any recommendation, in accordance with the best judgment of the proxy holders. A shareholder executing and delivering the enclosed proxy may revoke it, by a written notice delivered to the Secretary of the Company or in person at the meeting, at any time before it is exercised.

        The Company will bear the cost of soliciting the proxies. In addition to being solicited by mail, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of the Company. The Company expects to reimburse brokers or other persons for their reasonable out-of-pocket expenses in forwarding proxy material to the beneficial owners.

                                                PROPOSAL I

                                           ELECTION OF DIRECTORS

        Ten directors will be elected at the meeting. The holders of Class A Stock will elect four directors and the holders of Class B Stock will elect six directors. Each director will serve until the next annual meeting or until his successor is elected and qualified. All of the nominees listed below are directors whose present terms of office will expire upon completion of the election at the meeting. Unless authorization is withheld, the enclosed proxy will be voted in favor of electing as directors the nominees listed below. If any nominee should be unable to serve, the proxy will be voted for a substitute nominee selected by the Board of Directors.

        Directors will be elected by a plurality of the votes cast for nominees by the holders of Class A Stock and Class B Stock at the Annual Meeting of Shareholders at which a quorum is present. "Plurality" means that the director nominees who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Abstentions, broker non-votes, and instructions on the accompanying proxy card to vote against one or more of the nominees will be considered as not voted.

        H. J. (Jack) Baker, Robert H. McKinney, John D. Peterson and Van P. Smith are nominees for election as directors by holders of the Class A Stock; and Robert S. Bailey, William C. Dorris,
Douglas W. Huemme, Roman J. Klusas, Thomas E. Reilly, Jr., and
Richard A. Steele are nominees for election as directors by holders of the Class B Stock.

        The name, principal occupation, business experience since 1989, tenure, number and percentage of outstanding shares of the Company and its subsidiaries beneficially owned on February 18, 1994, and age of each nominee for election as a director are set forth below. Unless otherwise indicated, each nominee has sole investment and voting power with respect to the shares shown as beneficially owned by him.



                                                                                     Percentage of
                                                                                      Outstanding
                                    Served                            Shares             Shares
Name, Principal                  Continuously                       Beneficially      Beneficially
Occupation and                   as a Director                       Owned at            Owned
Prior Business Experience           Since        Title of Class     2/18/94 (13)       at 2/18/94      Age

ROBERT S. BAILEY                      1971       Class A Stock       11,714 (1)           *             63
Senior Vice President,                           Class B Stock       16,974            7.56%
Marketing of the Company
since 1989; Vice President
and General Manager of the
Company's Indianapolis
Division from prior
to 1989 to 1989.

H. J. (JACK) BAKER                    1985       Class A Stock        4,252 (2)           *             66
Chairman of BMW Constructors, Inc.
(industrial mechanical contractor)
since prior to 1989; director of
two publicly-held corporations
(other than the Company):  First
Indiana Corporation and The
Somerset Group, Inc.

WILLIAM C. DORRIS                     1989       Class A Stock        2,997 (3)           *             51
General Manager of the Company's                 Class B Stock       12,525             5.58%
High Point Division since prior
to 1989, of the Company's
Templeton Division since
1991 and of the Company's
Dallas Division since 1993.

DOUGLAS W. HUEMME                     1990       Class A Stock        4,431 (4)           *             52
Chairman, President and Chief                    Class B Stock       14,700             6.55%
Executive Officer of the Company
since July, 1991; President and
Chief Operating Officer of the
Company since June, 1990; Vice
President and Group Executive of
the Chemical Group of Whittaker
Corporation from prior to 1989
to April, 1990; director of one
publicly-held corporation (other
than the Company):  The Somerset
Group, Inc.

ROMAN J. KLUSAS                       1988       Class A Stock        5,128               *             47
Vice President and Chief                         Class B Stock       12,000             5.34%
Financial Officer, and
Secretary of the Company
since prior to 1989.

ROBERT H. McKINNEY                    1985       Class A Stock       14,041 (5)           *             68
Chairman and Chief Executive
Officer, The Somerset Group,
Inc. (or its predecessor)
since prior to 1989;
Chairman and Chief
Executive Officer, First
Indiana Corporation since prior
to 1989; retired partner,
Bose, McKinney & Evans,
attorneys; director of
two publicly-held corporations
(other than the Company): First
Indiana Corporation and The
Somerset Group, Inc.

JOHN D. PETERSON                      1964       Class A Stock       100,856 (6)           *            60
Chairman of City Securities
Corporation (7) (securities
dealer) since prior to 1989;
director of two publicly-held
corporations (other than the
Company): Duke Realty
Investments, Inc., and Capital
Industries, Inc.

THOMAS E. REILLY, JR.                 1981       Class A Stock        14,417 (8)           *            54
Chairman and Chief Executive
Officer of Reilly Industries,
Inc. (diversified chemical
manufacturing firm) since
May, 1990, and President of
Reilly Industries, Inc. from
prior to 1989 through
August, 1990.

VAN P. SMITH                          1985       Class A Stock        4,252 (9)            *            65
Chairman of Ontario Corporation,
Muncie, Indiana (metallurgically-
related manufacturing and services
firm serving the aircraft and
aerospace industries) since
prior to 1989; director of
four publicly-held corporations
(other than the Company):
PSI Resources, Inc., PSI
Energy, Inc., Meridian Mutual
Insurance Company, and Meridian
Insurance Group, Inc.

RICHARD A. STEELE                     1981       Class A Stock        13,398 (10)          *            67
Retired President and Chief
Executive Officer of Citizens
Gas and Coke Utility (gas
distribution utility) since
prior to 1989.

All current directors and                        Class A Stock       178,280 (11)       1.20%
officers as a group,                             Class B Stock        66,249 (12)      29.50%
consisting of 11 persons
___________________________________

 *      Represents less than one percent of outstanding shares.

(1)     Includes 546 shares of Class A Stock beneficially owned by Mr. Bailey and his wife as joint tenants.
        Does not include 550 shares of Class A Stock owned of record and beneficially by Mr. Bailey's wife.
        Mr. Bailey disclaims beneficial ownership of those 550 shares.

(2)     Includes 3,150 shares of Class A Stock which Mr. Baker has the right to acquire pursuant to currently exercisable stock options.

(3)     Does not include 436 shares of Class A Stock which Mr. Dorris' wife holds as custodian for their minor child.  Mr. Dorris disclaims beneficial ownership of those 436 shares.

(4)     Includes 2,791 shares of Class A Stock which Mr. Huemme has the right to acquire pursuant to currently exercisable stock options.

(5)     Includes 3,150 shares of Class A Stock which Mr. McKinney has the right to acquire pursuant to currently exercisable stock options.

(6)     Does not include 165 shares of Class A Stock held by City Securities Corporation in the ordinary course of its business as a dealer in securities and incident to the maintenance by it of a market of Class A Stock.  Mr. Peterson owns more than 10% of the equity of City Securities Corporation.
        Includes 34,346 shares held in an investment account at City Securities Corporation.  Does not include 23,032 shares of Class A Stock owned of record and beneficially by Mr. Peterson's wife.  Mr.
        Peterson disclaims beneficial ownership of those 23,032 shares.  Includes 9,633 shares of Class A
        Stock owned beneficially by Mr. Peterson as trustee of a GST Investment Share Trust for benefit of
        Mr. Peterson and 19,266 shares of Class A Stock owned beneficially by Mr. Peterson as trustee of two
        GST Investment Share Trusts for benefit of Mr. Peterson's two sisters.  Includes 3,150 shares of
        Class A Stock which Mr. Peterson has the right to acquire pursuant to currently exercisable stock options.

(7)     John D. Peterson is the Chairman and a shareholder of City Securities Corporation, a securities dealer located in Indianapolis, Indiana.  City Securities Corporation is a market maker for the
        Company's Class A Stock.  Since December 1, 1992, the Company's Employees Stock Purchase Plan has
        purchased 9,759 shares of Class A Stock from City Securities Corporation for an average purchase price of $17.05 per share.  These amounts have been adjusted to reflect the 3-for-2 stock split in
        March, 1993.  The shares were purchased periodically from City Securities Corporation for a price per share equal to the last quoted asked price for the shares in the over-the-counter market.

(8)     Does not include 3,174 shares of Class A Stock which Mr. Reilly's wife holds as custodian for their minor child.  Mr. Reilly disclaims beneficial ownership of those 3,174 shares.  Includes 3,150 shares of Class A Stock which Mr. Reilly has the right to acquire pursuant to currently exercisable stock options.

(9)     Includes 3,150 shares of Class A Stock which Mr. Smith has the right to acquire pursuant to currently exercisable stock options.

(10)    Includes 3,150 shares of Class A Stock which Mr. Steele has the right to acquire pursuant to currently exercisable stock options.

(11)    Includes 2,794 shares of Class A Stock beneficially owned by Kenneth L. Mills, Director of Corporate
        Accounting and Assistant Secretary of the Company.  Includes 21,691 shares of Class A Stock which all directors and officers of the Company have the right to acquire pursuant to currently exercisable stock options.

(12)    Includes 10,050 shares of Class B Stock (4.48% of total Class B Stock outstanding) beneficially owned by Kenneth L. Mills, Director of Corporate Accounting and Assistant Secretary of the Company.

(13)    Adjusted for all stock splits and stock dividends through February, 1994.


Committees of the Board of Directors and Compensation of Directors

        Among other committees, the Board of Directors of the Company has a Compensation Committee, a Nominating Committee, and an Audit Committee.

        The Compensation Committee, which held two meetings during the Company's fiscal year ended November 30, 1993, formulates and presents to the Board of Directors for its consideration recommendations as to the Chairman's compensation, determines the aggregate amount to be paid as employee bonuses by the Company and its subsidiaries, and determines the aggregate and individual base salaries and bonuses to be paid to officers of the Company. Van P. Smith (Chairman), H. J. Baker, and Thomas E. Reilly, Jr. are the current members of the Compensation Committee.

        The Nominating Committee, which held one meeting during the Company's fiscal year ended November 30, 1993, identifies and presents candidates as potential members of the Company's Board of Directors. Robert H. McKinney (Chairman), Van P. Smith, and Richard A. Steele are the current members of the Nominating Committee.

        The Audit Committee, which held two meetings during the Company's fiscal year ended November 30, 1993, is responsible for recommending to the Board the firm to select as independent auditors, for reviewing the scope and the results of the audits made by the independent auditors, for overseeing the adequacy of internal controls, and for reviewing and approving fees paid to the independent auditors. Richard A. Steele (Chairman), John D. Peterson, and Thomas E. Reilly, Jr. are the current members of the Audit Committee.

        The Board of Directors held five meetings during the Company's fiscal year ended November 30, 1993. No incumbent director attended fewer than 75% of the aggregate of such meetings of the Board and meetings of committees of which he was a member at the time of the meeting.

        Directors who are also employees of the Company receive no director fees. Non-employee directors received for the fiscal year ended November 30, 1993 an annual retainer of $7,500 (except for the chairman of the Audit Committee, Policy Committee, Nominating Committee, and Compensation Committee who each received an additional annual retainer of $500) and $600 for each meeting of the Board or Board committee attended.

        The Lilly Industries, Inc. 1991 Director Stock Option Plan (the "Directors Plan") provides for the granting of non-qualified options for up to a maximum of 15,750 shares of Class A Stock per calendar year and provides automatically for the grant of options for 1,575 shares of Class A Stock to each non-employee director on the date of each annual meeting of the shareholders, beginning with the 1992 Annual Meeting. The Directors Plan is intended to be substantially self-administering.

        The Company has reserved 157,500 shares of Class A Stock for issuance upon exercise of options to be granted under the Directors Plan. As of February 18, 1994 there were options for an aggregate of 28,350 shares of Class A Stock outstanding.

        Options for 11,025 shares, at an exercise price of $7.78 per share, were automatically granted on October 18, 1991 (date of Board adoption). Options for 9,450 shares, at an exercise price of $13.01 per share, were automatically granted on April 23, 1992 (date of 1992 Annual Meeting). Options for 9,450 shares, at an exercise price of $16.25 per share, were automatically granted on April 22, 1993 (date of 1993 Annual Meeting). Options granted under the Directors Plan will generally become exercisable on the first anniversary of the date upon which they were granted. Each option terminates five years after its grant date.

        No options under the Directors Plan were exercised in fiscal year 1993. All amounts granted and exercise prices listed above have been adjusted to reflect all stock splits and stock dividends through February, 1994.


                 COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview and Philosophy

        The Compensation Committee of the Board of Directors of the Company is composed entirely of non-employee directors. The Committee formulates and presents to the Board of Directors recommendations as to the Chairman's compensation and base salaries for all officers of the Company, the aggregate amount to be paid as employee bonuses by the Company and the aggregate and individual bonuses to be paid to officers of the Company. The Compensation Committee also serves as the Stock Option Committee for the Company's 1992 Stock Option Plan. The following report of the Compensation Committee discusses the application of the Compensation Committee's policies to the annual and long-term compensation of the Company's executive officers for fiscal 1993.

        The objective of the Company's executive compensation program is to enhance the Company's long-term profitability by providing compensation that will attract and retain superior talent, reward performance and align the interests of the executive officers with the long-term interests of the shareholders of the Company.

Executive Officer Compensation

        For fiscal 1993 compensation for the Company's executive officers consisted of base salary, annual cash bonuses, stock options, supplemental executive retirement plans, and various broad based employee benefits, including pension plans and contributions under employee stock purchase and 401(k) plans.

        Base salary levels for the Company's executive officers are competitively set relative to companies in peer businesses. In determining salaries, the Committee also takes into account individual experience and performance.

        The Company's annual bonus plan is intended to provide a direct cash incentive to executive officers and other key employees to maximize the Company's profitability. At the beginning of each fiscal year, financial performance objectives are targeted for the Company and individual divisions which become the basis for determining annual bonuses. If the Company and/or divisions achieve their target performance, then participants receive an established target bonus. The amount of bonus will increase or decrease by specified percentage within an established range based upon actual performance compared to target performance. The bonuses for 1993 were determined in December, 1993 based upon fiscal year-end financial results.

Stock Options

        Through its stock option program, the Company seeks to enable its executive officers and other key employees to develop and maintain a long-term ownership position in the Company's common stock, thereby creating a direct and strong link between executive pay and shareholder return. On June 25, 1993 the Stock Option Committee granted the incentive stock options reflected in the tables that follow. In granting stock options, the Stock Option Committee took into account the practices of other peer companies, reviewed surveys, and considered the executive's level of compensation and past contributions to the Company.

Compensation Committee and
Stock Option Committee

Van P. Smith, Chairman
H. J. Baker
Thomas E. Reilly, Jr.


                                    COMPENSATION OF EXECUTIVE OFFICERS

        Shown below is information concerning the annual and long-term compensation for services to the Company performed during the fiscal years indicated of those persons who were at November 30, 1993 the chief executive officer and the other three most highly compensated executive officers.

                                        SUMMARY COMPENSATION TABLE

                                                                            Long-Term
                                                                            Compensation:
                                                                            Shares Underlying All Other
                                   Fiscal        Annual   Compensation      Stock Options     Compensa-
Name and Principal Position         Year         Salary      Bonus          Granted (1)       tion (2)

Douglas W. Huemme                  1993         $293,077    $280,000               0            $5,983
 Chairman, President and           1992          235,077     200,000          70,876             6,228
 Chief Executive Officer           1991(3)       213,750     120,000          12,404             1,576

Roman J. Klusas                    1993          123,846     140,000           5,000             3,738
 Vice President and Chief          1992          110,558     100,000          31,501             4,087
 Financial Officer, Secretary      1991           90,000      40,000               0             1,139

Robert S. Bailey                   1993          131,577      85,000           4,000             6,811
 Senior Vice President,            1992          122,395     100,000          31,501             5,227
 Marketing                         1991          121,000      45,000               0             1,997

Kenneth L. Mills                   1993           92,331      37,000           2,000             3,290
 Director of Corporate             1992           83,064      32,000           7,875             2,706
 Accounting, Assistant             1991           72,723      20,000             827             1,004
 Secretary

(1)     Adjusted for all stock splits and stock dividends through February, 1994.

(2)     All Other Compensation is comprised of matching Company contributions on behalf of the employees to the Employees Stock Purchase Plan and the 401(k) Plan, and a portion of Company payments for group term life insurance premiums.  These three types of All Other Compensation for fiscal year 1993 are respectively detailed by employee as follows:  Douglas W. Huemme--$1,000, $4,119 and $864; Roman J.
        Klusas--$1,000, $2,477 and $261; Robert S. Bailey--$1,000, $4,632 and $1,179; and Kenneth L. Mills--
        $650, $2,487 and $153.

(3)     Mr. Huemme was appointed Chairman, President and Chief Executive Officer of the Company in July,
        1991.

                                            STOCK OPTION GRANTS

        The following table provides details regarding stock options granted to the named executive officers in fiscal 1993. In addition there are shown the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of the Company's common stock and the overall stock market conditions. There can be no assurance that the amounts reflected on this table will be achieved.


                                      FISCAL 1993 STOCK OPTION GRANTS
                                                                                          Potential
                                   Percent of                                         Realizable Value
                       Number      Total Options                                       Assuming Annual
                       of Shares   Granted to                                           Rates of Stock
                       Underlying  Employees       Exercise                           Price Appreciation
                       Options     in Fiscal       Price Per      Expiration           for Option Term
Name                   Granted (1)   1993          Share             Date               5%         10%

Roman J. Klusas          5,000       5.80%          $15.88          06/25/98          $21,938    $48,474
Robert S. Bailey         4,000       4.64%           15.88          06/25/98           17,551     38,779
Kenneth L. Mills         2,000       2.32%           15.88          06/25/98            8,775     19,389

(1)     Stock options granted to the named executive officers during fiscal 1993 consisted of both qualified and non-qualified options.  One-third of these options become exercisable on each of June 25, 1995,
        1996 and 1997.  The purchase price of shares subject to these options may be paid in cash or by exchanging shares at fair market value.  For non-qualified stock options granted, the grantee will be reimbursed for federal income taxes resulting from exercise in an amount equal to the Company's tax benefit.


                           OPTION EXERCISES AND FISCAL YEAR-END VALUES

        The following table shows stock option exercises by named executive officers during fiscal 1993, including the aggregate value realized by such officers on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of November 30, 1993. Also reported are the values for "in-the-money" options (options whose exercise price is lower than the market value of the shares at fiscal year end) which represent the spread between the exercise price of any such existing stock options and the fiscal year-end market price of the stock.

                                       1993 STOCK OPTION EXERCISES,
                           OUTSTANDING GRANTS AND VALUE AS OF NOVEMBER 30, 1993

                                                            Number of
                                                        Shares Underlying             Value of
                                                           Unexercised              Unexercised
                                         Value             Options at               In-the-Money
                                         Realized           11/30/93                 Options at
                     Shares              at             Exer-      Unexer-          11/30/93 (4)
                     Acquired on         Exercise       cisable    cisable      Exer-      Unexer-
Name                 Exercise (1)        Date (2)       (1)        (1),(3)      cisable    cisable (3)

Douglas W. Huemme       2,942            $17,786        9,876      83,486      $135,353    $956,362
Roman J. Klusas         3,150             33,186        5,966      36,501        83,285     377,731
Robert S. Bailey        1,775             25,010        3,039      35,501        42,424     371,361
Kenneth L. Mills        3,434             33,822            0      10,426             0     107,330

(1)     Adjusted for all stock splits and stock dividends through February, 1994.

(2)     Aggregate market value of shares exercised less the aggregate price paid by executive.

(3)     The shares represented could not be acquired by the respective executive as of November 30, 1993.

(4)     Amount reflecting gains on outstanding options are based on the November 30, 1993 closing NASDAQ stock price which was $22.25 per share.


                             SHAREHOLDER RETURN PERFORMANCE PRESENTATION

        The line graph below compares annual changes in cumulative total return to shareholders on the Company's Common Stock against the cumulative total return as measured by the Standard & Poor's 500 Composite Index and the Standard & Poor's Chemical Composite Index. The comparisons are for a period of five fiscal years ended November 30, 1993.


                        COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*




                                  (Filed in paper under cover of Form SE)




                                                 Dollar Value November 30

                           1988          1989         1990         1991          1992          1993
                          _________________________________________________

Lilly Common              100.00        116.22        83.62        99.48        183.52        287.40
S&P 500                   100.00        126.41       117.73       137.09        157.60        168.72
S&P Chemical              100.00        124.90       104.94       122.58        138.81        148.58

*  Assumes $100 was invested on November 30, 1988 in Lilly
   Industries, Inc. Common Stock and each index.
   Also, assumes reinvestment of all dividends.


                                               PENSION PLANS

        Retirement benefits are provided by the Company and its subsidiaries under non-contributory pension plans, each of which is qualified under Section 401 of the Internal Revenue Code. Under the pension plan in which officers of the Company may participate, each full-time salaried employee is entitled, upon retirement, to receive a monthly pension based on his length of service and his average monthly earnings during 60 consecutive months producing the highest average. The earnings covered by the Company's pension plans include cash salary, wages and bonuses actually paid, plus Company contributions made on behalf of the participants pursuant to the Employees Stock Purchase Plan of the Company and any amounts deferred or redirected by participants under any cash or deferred arrangement and salary reduction plans maintained by the Company under Section 401(k) and Section 125 of the Internal Revenue Code. Such compensation does not vary substantially from the cash compensation reported in the executive officer's summary compensation table on page 7.

        The estimated annual retirement benefits presented on a straight-life annuity basis payable at the normal retirement age of 65 under those plans to persons in specified remuneration and years-of-service classifications are as follows (benefits listed in the table are not subject to any further offset):

Assumed Average
Earnings During Five                         Years of Service at Age 65
Consecutive Years
Producing Highest Average              10        20         30        40         50

          $100,000                  $12,500       $25,000         $37,500     $ 50,000        $ 62,500
           125,000                   15,625        31,250          46,875       62,500          78,125
           150,000                   18,750        37,500          56,250       75,000          93,750
           175,000                   21,875        43,750          65,625       87,500         109,375
           200,000                   25,000        50,000          75,000      100,000         115,641
           235,840                   29,480        58,960          88,440      115,641         115,641

        The years of service credited to the following officers of the Company on December 1, 1993 under the pension plan in which they participate are as follows: Douglas W. Huemme--3.5; Roman
J. Klusas--6.8; Robert S. Bailey--40.2; and Kenneth L. Mills--
16.0.

        Effective for the plan years beginning December 1, 1993 compensation used in calculating benefits is limited to $235,840. In addition the Employee Retirement Income Security Act of 1974 ("ERISA") limits the annual benefits that may be paid from the Company's tax qualified plans (the "Section 415 limit"). The
Section 415 limit for 1993 is $115,641 for any one employee.


                                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

        The Company maintains a Supplemental Executive Retirement
Plan (the "SERP") providing supplemental benefits in the event of disability, retirement, or death for individuals or other key executives in senior management positions (including the individuals listed in the summary compensation table).

        The SERP has been designed so that, if the assumptions made as to mortality experience, policy dividends and other factors are realized, the Company will recover all its payments under the SERP, plus a factor for the use of the Company's money, through insurance policies. Moreover, the Board of Directors has retained the right to terminate, modify or reduce any benefits payable under the SERP at any time under any circumstances.

        Under the SERP, it is anticipated that a participant will receive annual retirement benefits up to $15,000, $20,000, $25,000 or $50,000 (depending upon the responsibilities and duties of the position held by the participant) for a period of 15 years after retirement (the "retirement benefit"). Unless a participant becomes disabled, the participant must remain continuously employed by the Company in their current position or in a more senior management position until retirement. Benefits are payable monthly.

        If a participant becomes disabled prior to retiring from the Company, it is anticipated that the participant will receive monthly disability payments equal to the monthly retirement benefits the participant would have received under the retirement provisions of the SERP for 15 years after the participant is determined to be disabled. If a participant dies prior to retiring from the Company, the participant's estate or designated beneficiary receives death benefit payments for 15 years. If a participant who is receiving disability or retirement benefits under the SERP dies, the participant's estate or designated beneficiaries are entitled under the current SERP to receive the balance of the participant's benefits monthly.

        Estimated annual benefits payable upon normal retirement for each of the most highly compensated executive officers of the Company are as follows: Douglas W. Huemme--$50,000; Roman J.
Klusas--$25,000; Robert S. Bailey--$25,000; and Kenneth L. Mills-
- -$15,000. Estimated annual benefits payable upon normal retirement for all current employee participants (excluding executive officers) as a group are $140,000.


                                     EMPLOYMENT TERMINATION AGREEMENTS

        Three executive officers, Roman J. Klusas, Robert S. Bailey, and Kenneth L. Mills, have Termination Benefits Agreements providing for payment of severance benefits equal to one year's salary and benefits if the Company undergoes a change in control within the ten-year term of the Agreement (commencing December 1, 1990) and if, within three years after such change in control, any such executive is terminated without "cause" or resigns for "good reason", as those terms are defined in the Agreement.


                                   OUTSTANDING SHARES AND VOTING RIGHTS

        Shareholders of record on February 18, 1994 are entitled to notice of, and to vote at, the Annual Meeting of Shareholders, and at any adjournment thereof. On that date 14,883,440 shares of the Company's Class A Stock and 224,577 shares of the Company's Class B Stock were outstanding, each share (except the 3,492 shares of Class A Stock held by the Employees Stock
Purchase Plan) being entitled to one vote with respect to every matter submitted to a vote of the shares of that class.

        Seven persons are known by management to own beneficially more than 5% of the outstanding shares of the Company's Class A Stock or Class B Stock. The names and addresses of these persons and the number and percentage of shares if more than 5% of the outstanding shares of Class A Stock or Class B Stock owned beneficially by them as of February 18, 1994 (except for the shares owned by College Retirement Equities Fund which are as of February 8, 1994) are included in the following table. Unless otherwise indicated each shareholder has sole investment and voting power with respect to the shares indicated.


                                                                    Amount and
                                                                    Nature of
Name and Address of                                                 Beneficial             Percent
Beneficial Owner                          Title of Class            Ownership(1)           of Class

Robert S. Bailey                          Class B Stock               16,974                7.56%
733 South West Street
Indianapolis, IN 46225

William C. Dorris                         Class B Stock               12,525                5.58%
1717 English Road
High Point, NC 27262

Ned L. Fox                                Class B Stock               13,189                5.87%
733 South West Street
Indianapolis, IN 46225

Bill D. Hawkins                           Class B Stock               11,850                5.28%
2305 Industrial Road
Dothan, Al 36303

Douglas W. Huemme                         Class B Stock               14,700                6.55%
733 South West Street
Indianapolis, IN 46225

Roman J. Klusas                           Class B Stock               12,000                5.34%
733 South West Street
Indianapolis, IN 46225

College Retirement                        Class A Stock              863,785                5.80%
Equities Fund
730 Third Avenue
New York, NY 10017
________________________

(1) Adjusted for all stock splits and stock dividends through February, 1994.




                                  RELATIONSHIP WITH INDEPENDENT AUDITORS

        The Company has selected the firm of Ernst & Young, certified public accountants, as independent auditors to make an examination of the accounts of the Company for its fiscal year ending November 30, 1994. Ernst & Young has served in that capacity since 1956. Representatives of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and will respond to appropriate questions.


                                           SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at the annual meeting to be held in April, 1995 must be received by the Company at its principal executive offices for inclusion in the proxy statement and form of proxy relating to that meeting no later than November 17, 1994.


                                               ANNUAL REPORT

        The Annual Report for the Company's fiscal year ended November 30, 1993 is being mailed with this Proxy Statement to all shareholders. The Annual Report is not a part of the proxy soliciting material. Insofar as any of the information in this Proxy Statement has been furnished by persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

March 17, 1994



                                                PROXY CARD

                                               Class A Stock
                                          Lilly Industries, Inc.
                                                   PROXY
                                    For Annual Meeting of Shareholders
                                         To Be Held April 21, 1994

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints THOMAS E. REILLY, JR. and JOHN D. PETERSON, or either of them, with full power of substitution, as proxies to vote all shares of Class A Stock held by the undersigned at the Annual Meeting of Shareholders of Lilly Industries, Inc. to be held at One Indiana Square, Indianapolis, Indiana, in the 5th Floor Auditorium, at 10:00 a.m., local time, and at any adjournment of the meeting, on the following matters:

I.      Election of Directors.

        ____    FOR all four nominees listed below
                (except as marked to the contrary below)

        ____    AGAINST all nominees


        H. J. (Jack) Baker, Robert H. McKinney, John D. Peterson,
        Van P. Smith

(INSTRUCTION:            To vote against any individual nominee, write that
                         nominee's name on the line provided below.)


_______________________________________________________


II. In their discretion upon such other business as may come before the meeting.


               This proxy may be revoked at any time before it is exercised.

                         (Continued and to be signed on the other side.)



                                (Reverse Side of Proxy Card)



THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR ALL PROPOSALS. IF ANY DIRECTOR NOMINEE SHOULD BE UNABLE TO SERVE, THE SHARES WILL BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS. IF ANY OTHER BUSINESS COMES BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE ACTION RECOMMENDED BY THE BOARD OF DIRECTORS AND, IN THE ABSENCE OF A RECOMMENDATION, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS.

Please sign exactly and as fully as shown on this proxy card.

                              Dated:          _______________________, 1994


                                   ________________________________________
                                   Signature


                                   ________________________________________
                                    Signature if held jointly

IMPORTANT: This proxy is solicited on behalf of the Board of Directors. Please sign, date and return this proxy promptly in the enclosed envelope.




                                                PROXY CARD

                                               Class B Stock
                                          Lilly Industries, Inc.
                                                   PROXY
                                    For Annual Meeting of Shareholders
                                         To Be Held April 21, 1994

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints DOUGLAS W. HUEMME and ROMAN J. KLUSAS, or either of them, with full power of substitution, as proxies to vote all shares of Class B Stock held by the undersigned at the Annual Meeting of Shareholders of Lilly Industries, Inc. to be held at One Indiana Square, Indianapolis, Indiana, in the 5th Floor Auditorium, at 10:00 a.m., local time, and at any adjournment of the meeting, on the following matters:

I.      Election of Directors.

        ____    FOR all six nominees listed below
                (except as marked to the contrary below)

        ____    AGAINST all nominees


        Robert S. Bailey, William C. Dorris, Douglas W. Huemme,
        Roman J. Klusas, Thomas E. Reilly, Jr., Richard A. Steele

(INSTRUCTION:            To vote against any individual nominee, write that
                         nominee's name on the line provided below.)


_________________________________________________________

II. In their discretion upon such other business as may come before the meeting.

              This proxy may be revoked at any time before it is exercised.
                     (Continued and to be signed on the other side.)



                                (Reverse Side of Proxy Card)


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR ALL PROPOSALS. IF ANY DIRECTOR NOMINEE SHOULD BE UNABLE TO SERVE, THE SHARES WILL BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS. IF ANY OTHER BUSINESS COMES BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE ACTION RECOMMENDED BY THE BOARD OF DIRECTORS AND, IN THE ABSENCE OF A RECOMMENDATION, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS.

Please sign exactly and as fully as shown on this proxy card.

                               Dated:           ___________________, 1994

                                       ___________________________________
                                       Signature

                                       ___________________________________
                                       Signature if held jointly


IMPORTANT: This proxy is solicited on behalf of the Board of Directors. Please sign, date and return this proxy promptly in the enclosed envelope.